UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION
13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2004  (November 29, 2004)

FIVE STAR QUALITY CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or other jurisdiction
of incorporation)

Commission File No. 1-16817	04-3516029 (I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)

        Registrant’s telephone number, including area code: (617) 796-8387

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 29, 2004 and December 7, 2004, Five Star Quality Care, Inc. (the “Company”) filed Pre-Effective Amendments No. 2 and No. 3, respectively, to its Registration Statement on Form S-1, File No. 333-119955 (as amended, the “Form S-1”), with the Securities and Exchange Commission to offer and sell up to 4,025,000 shares of its common stock, par value $.01 per share (the “Shares”).

The Form S-1 contains certain information that was previously nonpublic including, without limitation, (i) unaudited consolidated pro forma financial statements that present the Company’s financial position as if its recently completed acquisition of LTA Holdings, Inc., its recently completed sale-lease back transaction of 31 communities with Senior Housing Properties Trust and the offering had been completed as of September 30, 2004, (ii) certain additional financial and statistical information about the Company as of September 30, 2004 and other more recent dates, and (iii) certain additional financial and statistical information about the Company’s institutional pharmacy businesses, including (1) that the Company expects the operations from its pharmacy businesses to generate approximately $20 million of revenue in 2005, and (2) that the Company estimates that the average resident of one of its independent living or assisted living communities spends approximately $2,800 per year on pharmacy services and the average resident of one of its nursing homes spends approximately $3,200 per year.

The Form S-1 relating to the Shares has been filed with the Securities and Exchange Commission but has not yet become effective. The Shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Shares. The offering of the Shares will be made only by means of a prospectus. In addition, this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE STATEMENTS REFLECT OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEFS OR EXPECTATIONS OF OUR DIRECTORS AND OFFICERS, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE, WE MAY BE UNABLE TO GENERATE OUR EXPECTED REVENUES IN 2005 FROM OUR PHARMACY BUSINESSES BECAUSE WE MAY BE UNSUCCESSFUL AT GROWING THESE BUSINESSES FOR SEVERAL REASONS, INCLUDING, WE MAY NOT BE ABLE TO GROW REVENUES BY PROVIDING PHARMACY SERVICES AT ADDITIONAL SENIOR LIVING COMMUNITIES WHICH WE OPERATE. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC. By: /s/ Bruce J. Mackey Jr. Name: Bruce J. Mackey Jr. Title: Treasurer and Chief Financial Officer

Dated:  December 7, 2004